UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2018

Marin Software Incorporated

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35838	20-4647180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 Mission Street, 27th Floor San Francisco, California 94105		94105
(Address of Principal Executive Offices)		(Zip Code)

(415) 399-2580

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;

Compensation Arrangements of Certain Officers.

(e)

On April 12, 2018, the Board of Directors of Marin Software Incorporated (the “Company”) approved the Company’s entry into change in control and severance agreements (“Severance Agreements”) with each of Christopher Lien, the Company’s Chief Executive Officer (“CEO”) and principal executive officer, Bradley Kinnish, the Company’s Chief Financial Officer (“CFO”) and principal financial officer, and Wister Walcott, the Company’s Executive Vice President, Product and Technology (“EVP” and together with the CEO and CFO, the “NEOs”), each of whom is a named executive officer disclosed in the Summary Compensation Table included in the Company’s definitive proxy statement for its 2018 annual meeting of stockholders and filed with the Securities and Exchange Commission on March 26, 2018. In the case of Mr. Walcott, the Severance Agreement supersedes in its entirety Mr. Walcott’s Severance and Change in Control Agreement dated August 31, 2017.

The Severance Agreements provide for an initial three-year term, subject to automatic renewal for successive three-year terms measured from the initial expiration date of the applicable Severance Agreement. Pursuant to the terms of the Severance Agreements, each of the NEOs will be entitled to certain severance benefits if the NEO is subject to (a) a Separation (as defined in the Severance Agreements) within three months prior to or 12 months following a Change in Control (as defined in the Severance Agreements) as a result of the Company or its successor terminating the NEO’s employment for any reason other than Cause (as defined in the Severance Agreements) or the NEO voluntarily resigning his employment for Good Reason (as defined in the Severance Agreements) (a “CIC Qualifying Termination”); or (b) a Separation that is not a CIC Qualifying Termination, but which results from the Company terminating the NEO’s employment for any reason other than Cause or the NEO voluntarily resigning his employment for Good Reason (a “Qualifying Termination”).

Pursuant to the Severance Agreement with Mr. Lien, the Company has agreed to provide the following benefits in the event Mr. Lien is subject to a:

(i)	CIC Qualifying Termination:

•	payment of Mr. Lien’s base salary in effect immediately prior to occurrence of the CIC Qualifying Termination for 18 months;

•	an amount equal to 150% of Mr. Lien’s annual target bonus for the year in which the CIC Qualifying Termination occurs;

•	acceleration of Mr. Lien’s then-outstanding Equity Awards (as defined in the Severance Agreement), including awards that would otherwise vest only upon satisfaction of performance criteria, which shall accelerate and become vested and exercisable as to 100% of the then unvested shares subject to the Equity Award. Awards that vest upon satisfaction of performance criteria for which those criteria have not yet been satisfied or cannot be determined as of the date of the CIC Qualifying Termination shall be measured as if all applicable performance criteria were achieved at target levels, except to the extent otherwise provided in the award agreement evidencing such award; and

•	payment of the monthly benefits premium under COBRA for up to 18 months or an equivalent cash benefit.

(ii)	Qualifying Termination:

•	payment of Mr. Lien’s then-current base salary in effect immediately prior to the occurrence of the Qualifying Termination for nine months;

•	an amount equal to 75% of Mr. Lien’s annual target bonus for the year in which the Qualifying Termination occurs; and

•	payment of the monthly benefits premium under COBRA for up to nine months.

Pursuant to the Severance Agreements with each of Messrs. Kinnish and Walcott, the Company has agreed to provide the following benefits in the event Messrs. Kinnish or Walcott, as the case may be, is subject to a:

(i)	CIC Qualifying Termination:

•	payment of such NEO’s base salary in effect immediately prior to occurrence of the CIC Qualifying Termination for 12 months;

•	an amount equal to 100% of such NEO’s annual target bonus for the year in which the CIC Qualifying Termination occurs;

•	acceleration of such NEO’s then-outstanding Equity Awards, including awards that would otherwise vest only upon satisfaction of performance criteria, which shall accelerate and become vested and exercisable as to 100% of the then unvested shares subject to the Equity Award. Awards that vest upon satisfaction of performance criteria for which those criteria have not yet been satisfied or cannot be determined as of the date of the CIC Qualifying Termination shall be measured as if all applicable performance criteria were achieved at target levels, except to the extent otherwise provided in the award agreement evidencing such award; and

•	payment of the monthly benefits premium under COBRA for up to 12 months or an equivalent cash benefit.

(ii)	a Qualifying Termination:

•	payment of such NEO’s base salary in effect immediately prior to occurrence of the CIC Qualifying Termination for six months;

•	an amount equal to 50% of such NEO’s annual target bonus for the year in which the Qualifying Termination occurs; and

•	payment of the monthly benefits premium under COBRA for up to six months.

Each NEO shall execute and deliver a release of claims in favor of the Company and its affiliates prior to receiving any of the benefits set forth above and in accordance with each NEO’s Severance Agreement.

The foregoing descriptions are qualified in their entirety by the full text of the form of Severance Agreement for the CEO filed as Exhibit 99.1 to this Current Report on Form 8-K and the form of Severance Agreement applicable to the executive officers other than the CEO filed as Exhibit 99.2 to this Current Report on Form 8-K, each as incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Form of Change in Control and Severance Agreement for the CEO

99.2	Form of Change in Control and Severance Agreement for executive officers other than the CEO

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Marin Software Incorporated

Date: April 17, 2018	By:	/s/ Bradley W. Kinnish
Bradley W. Kinnish
Chief Financial Officer

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